EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES‑OXLEY ACT OF 2002
    In connection with the Annual Report on Form 10-K of Enviva Inc. (“Enviva”) for the year ended December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John K. Keppler, Chairman, President and Chief Executive Officer of Enviva, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Enviva.

/s/ JOHN K. KEPPLER
John K. Keppler
Chairman, President and Chief Executive Officer of Enviva Inc.
(Principal Executive Officer)

Date: March 4, 2022